As filed with the Securities and Exchange Commission on September 25, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Elevation Series Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sovereign’s Capital Flourish Fund

a series of Elevation Series Trust

1700 Broadway, Suite 2100

Denver, Colorado 80290

[DATE], 2026

Dear Shareholder:

We are writing to inform you of important proposals that requires your attention and vote.

The enclosed Proxy Statement describes the following two proposals:

Proposal 1: Approval of a new investment advisory agreement (the “New Advisory Agreement”) between Elevation Series Trust (the “Trust”), on behalf of the Sovereign’s Capital Flourish Fund (the “Fund”) (NYSE: SOVF), and Vident Asset Management (“Vident”), the existing sub-adviser to the Fund and the proposed new investment adviser to the Fund (“Proposal 1”).

Proposal 2: Approval of a distribution and shareholder servicing plan (the “12b-1 Plan”) in compliance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“Proposal 2”).

Proposal 1 arises from a strategic transaction involving the Fund’s current investment adviser, Sovereign’s Capital Management, LLC (“Sovereign’s”) and the Fund’s current sub-adviser, Vident. Sovereign’s has entered into an arrangement to transfer its public equities business and certain employees to Vident (the “Transaction”). Upon completion of the Transaction (the “Closing”), the Fund's advisory relationship will transition from Sovereign’s to Vident. Under the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance with the terms of the Fund’s current investment advisory agreement with Sovereign’s (the “Current Advisory Agreement”), this transition constitutes an assignment that will result in termination of the Current Advisory Agreement.

On September 15-16, 2026, the Board of Trustees approved the New Advisory Agreement, contingent upon Shareholder approval and the Closing. Your approval is now required to implement this change. If Proposal 1 is approved, Vident will be appointed as the Fund’s investment adviser, and the New Advisory Agreement will replace the Current Advisory Agreement.

The enclosed Proxy Statement contains comprehensive information about both the Current Advisory Agreement and the New Advisory Agreement, as well as detailed information about Vident and its qualifications to serve as the Fund’s investment adviser.

It is important to note that, although the Fund will undergo a change in adviser, the day-to-day services provided to the Fund are expected to remain substantially consistent, with certain limited operational adjustments anticipated as part of the transition. In addition, no changes are being proposed to the advisory fees charged to the Fund. The portfolio managers servicing the Fund are expected to remain the same after Closing.

At the Special Meeting, we are also asking you to approve Proposal 2. Under the 12b-1 Plan, the Fund will be permitted to pay, on an annualized basis, 0.25% of the Fund’s average daily net assets to the Fund’s distributor or another party or parties pursuant to arrangements with the Fund’s distributor. Importantly, the Fund does not currently intend to activate the 12b-1 Plan and thus, no 12b-1 fees would be charged to Shareholders at this time. However, the Fund may activate the 12b-1 Plan in the future should circumstances warrant, such as changes in ETF distribution costs or methods. More information about the 12b-1 Plan is contained in the accompanying Proxy Statement.

We think that these proposals are in the best interests of the Shareholders of the Fund. The Trust’s Board of Trustees has unanimously recommended that Shareholders of the Fund vote “FOR” Proposal 1 and “FOR” Proposal 2.

Should you have any questions, please feel free to call us at +1 (800) 465-1403. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online or by telephone by following the instructions provided on the proxy card.

Sincerely,

Bradley J. Swenson

President

Elevation Series Trust

Sovereign’s Capital Flourish Fund

a series of Elevation Series Trust

1700 Broadway, Suite 2100

Denver, Colorado 80290

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held NOVEMBER 20, 2026

Dear Shareholders:

The Board of Trustees (the “Board”) of Elevation Series Trust (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting of Shareholders (the “Meeting”) of Sovereign’s Capital Flourish Fund (the “Fund”), a series of the Trust. The Meeting will be held telephonically on November 20, 2026, at 11:00 a.m. Mountain Time. At the Meeting, Shareholders will be asked to consider and vote on the following proposals affecting the Fund, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Vident Asset Management, the proposed investment adviser to the Fund.

2.	To approve the Rule 12b-1 Distribution and Service Plan (the “12b-1 Plan”) for the Fund. The 12b-1 Plan would authorize the Fund to pay Paralel Distributors LLC an annual fee of up to 0.25% of average daily net assets for distribution and shareholder services.

Shareholders of record as of the close of business on [October 1], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are cordially invited to attend the Meeting. We encourage you to vote your shares promptly using one of the convenient methods described below: (i) by telephone; (ii) via the Internet; or (iii) by completing, signing, dating, and returning the enclosed proxy card in the postage-prepaid envelope provided. To avoid unnecessary calls to solicit your vote, we ask for your cooperation in voting promptly, regardless of the size of your holdings.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [NOVEMBER 20], 2026:

This Notice of Special Meeting, the accompanying Proxy Statement (including the New Advisory Agreement and 12b-1 Plan), and the Proxy Voting Ballot are available at https://proxyvotinginfo.com/p/SOVF2026.

By Order of the Board of Trustees

Bradley J. Swenson

President

Elevation Series Trust

[DATE], 2026

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subjects of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What proposals am I being asked to vote on?

A. At the Meeting, you will be asked to consider and vote on the following proposals, as well as any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between Elevation Series Trust (the “Trust”), on behalf of Sovereign’s Capital Flourish Fund (the “Fund”), and Vident Asset Management (“Vident”), the proposed investment adviser to the Fund.

2.	To approve the Rule 12b-1 Distribution and Service Plan (the “12b-1 Plan”) for the Fund.

Q. Why am I being asked to approve the Proposal 1?

A. As described more fully in the enclosed Proxy Statement, Sovereign’s Capital Management, LLC (“Sovereign’s”), the Fund’s current investment adviser, will transfer its public equities business and certain employees to Vident, the Fund’s current sub-adviser. This transfer is referred to herein as the “Transaction.” Importantly, the services provided to the Fund are not expected to substantially change, and the portfolio managers servicing the Fund following the closing of the Transaction (the “Closing”) will remain the same individuals who currently manage the Fund. Additionally, the Fund’s investment objective will remain unchanged as a result of the Transaction, and you will continue to own the same shares in the Fund.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares of the Fund as of the close of business on [October 1], 2026 (the “Record Date”) and have the right to vote on these important proposals concerning your investment. Your participation in this process is essential.

Q. How will the Transaction or the approval of the New Advisory Agreement affect me as a Shareholder of the Fund?

A. The Transaction and approval of the New Advisory Agreement are expected to have minimal or no impact on the Fund and its Shareholders. Specifically:

● Neither the Fund nor its investment objective will change as a result of the Closing or the approval of the New Advisory Agreement, and you will continue to own the same shares in the Fund.

● The terms of the New Advisory Agreement are identical to the investment advisory agreement currently in effect between the Trust, on behalf of the Fund, and Sovereign’s (the “Current Advisory Agreement”) in all material respects, except for the name of the adviser entity, the date of execution, and the term.

● The advisory fee rates charged to the Fund will remain the same under both the Current Advisory Agreement and the New Advisory Agreement.

● If approved by the Shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal by the Board thereafter.

● The portfolio managers of the Fund—Matt Monson (of Sovereign’s) and Austin Wen and Devin Ryder (each of Vident)—will remain unchanged. There will be no changes to the Fund’s investment strategy and no substantial changes to the investment processes as a result of the Transaction.

● The Board will continue to oversee decisions regarding the Fund’s independent accountants, custodian, administrator, distributor, and transfer agent. No changes are being proposed to these existing service providers.

The Transaction is also expected to benefit the Shareholders of the Fund. For example, Vident intends to devote additional resources to the Fund and, as an organization with greater scale and broader distribution capabilities, will provide the Fund with new opportunities for growth. Any resulting increase in Fund assets may produce potential economies of scale and additional capabilities that could benefit the Shareholders. However, there can be no assurance that Fund assets will grow or that the Fund will achieve such potential economies of scale.

Q. What happens if the Transaction closes before Shareholder approval is obtained?

A. To ensure continuity of the Fund’s investment program, at a meeting held on September 15-16, 2026, the Board of Trustees of the Trust (the “Board”), including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Vident (the “Interim Advisory Agreement”). If the Closing occurs before Shareholders approve the New Advisory Agreement, the Interim Advisory Agreement will become effective. Under the Interim Advisory Agreement, Vident will serve as the Fund’s investment adviser for up to 150 days (or any longer period permitted by applicable law) while Shareholder approval continues to be sought. This arrangement ensures there will be no interruption in the Fund’s investment program. If Shareholders subsequently approve the New Advisory Agreement during this interim period, the New Advisory Agreement will replace the Interim Advisory Agreement. The terms of the Interim Advisory Agreement, including the advisory fee rate, are substantially the same as the Current Advisory Agreement and the New Advisory Agreement, except for (i) a ten-day termination notice right exercisable by the Board or by the Shareholders of the Fund, and (ii) provisions related to the escrow of investment advisory fees earned by Vident during the interim period.

Q. What will happen if Shareholders do not approve the New Advisory Agreement?

A. If the New Advisory Agreement is not approved by Shareholders of the Fund, the Board will consider other alternatives that it believes are in the best interests of the Fund and its Shareholders, which may include further solicitation efforts or the possible liquidation and closing of the Fund.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees recommend that I vote?

A. Yes. The Board unanimously approved the New Advisory Agreement at its meeting held on September 15-16, 2026. The Board recommends that you vote FOR Proposal 1.

Questions Regarding Proposal 2

Q. Why am I being asked to approve the 12b-1 Plan?

A. The Board has determined that there is a reasonable likelihood that adoption of the 12b-1 Plan will benefit the Fund and its Shareholders. The 12b-1 Plan would permit the Fund to compensate Paralel Distributors LLC (the “Distributor”) for distribution-related services and shareholder services in connection with the Fund. The Board believes that the 12b-1 Plan, if activated, will help facilitate the distribution of the Fund’s shares, and promote asset growth, which may benefit all Shareholders through potential economies of scale.

Q. What is the 12b-1 Plan?

A. The 12b-1 Plan is a distribution and service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Rule 12b-1 permits a registered investment company to use fund assets to pay for activities primarily intended to result in the sale of shares and for the provision of shareholder services, provided the plan has been approved by shareholders and the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (the “Independent Trustees”). A copy of the 12b-1 Plan is attached as Appendix B to this Proxy Statement.

Q. What fees will be charged under the 12b-1 Plan?

A. If the 12b-1 Plan is activated by the Board, the Fund would pay an annual fee of up to 0.25% of the Fund’s average daily net assets. This fee may be used to compensate the Distributor for: (i) acting as agent for the sale of shares in Creation Unit aggregations; (ii) payments to Investor Services Organizations (“ISOs”), including broker-dealers and banks, for investor and shareholder services (capped at 0.10% of average daily net assets per annum per ISO); and (iii) promotional and marketing activities related to the sale of the Fund’s Shares or in secondary market trading.

Q. How will the 12b-1 Plan affect my investment?

A. If the 12b-1 Plan is approved, the Fund will not immediately begin charging 12b-1 fees. While 12b-1 plans are not commonly utilized by exchange-traded funds at this time, the Board believes it is prudent to adopt the 12b-1 Plan now so that the Fund has the flexibility to implement it in the future, if and when the Board determines that doing so would benefit the Fund and its Shareholders. Adopting the 12b-1 Plan at this time also avoids the significant expense and administrative burden of convening a separate shareholder meeting at a later date solely to approve such a plan.

If the Board subsequently activates the 12b-1 Plan, the Fund would bear the costs of 12b-1 fees up to a maximum annual rate of 0.25% of the Fund's average daily net assets. Those fees would be reflected in the Fund's expense ratio and could reduce the Fund's net asset value over time. Before activating the plan, the Board would consider whether the anticipated benefits — such as enhanced distribution, broader investor access, and improved shareholder services — justify the associated costs.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs associated with this proxy solicitation will be borne by Vident and not by the Fund or its Shareholders.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on the Record Date, you are entitled to vote at the Meeting.

Q. When and where will the Meeting be held?

A. The Meeting will be held telephonically on November 20, 2026 at 11:00 a.m. Mountain Time (together with any postponements or adjournments). Details for joining the Meeting are provided in the enclosed materials.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote your shares:

By Mail: Complete, sign, and date the enclosed proxy card(s) and return it in the self-addressed, postage-paid envelope provided;

By Telephone: Call the toll-free number printed on the enclosed proxy card(s);

Via the Internet: Follow the instructions provided on the enclosed proxy card to submit your proxy online; or

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day, 7 days a week. Telephone voting is available Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern time. Proxies submitted via the Internet must be received by 11:59 p.m. Eastern time on November 19, 2026.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for either proposal. As a result, with respect to approval of each proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Q. What vote is required to approve these proposals?

A. Approval of each of these proposals require the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, this means the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. If you sign and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each proposal.

Q. May I revoke my proxy?

A. Yes. You may revoke your proxy at any time before it is exercised by: (i) delivering written notice of revocation to the Fund; (ii) submitting a later-dated proxy by telephone, Internet, or mail; or (iii) attending the Meeting and voting (or requesting the return of your proxy). Your attendance at the Meeting alone will not revoke your proxy unless you affirmatively vote at the Meeting.

Q. How can I obtain a copy of the Fund’s annual or semi-annual shareholder report?

A. To request a copy of the Fund’s most recent annual or semi-annual shareholder report, please call the Fund toll-free at +1 (800) 465-1403 or write to: Elevation Series Trust, 1700 Broadway, Suite 2100, Denver, Colorado 80290. These reports will be furnished to you free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need assistance or have any questions regarding these proposals or how to vote your shares, please call Sodali Fund Solutions toll-free at +1 (888) 856-4280. Representatives are available to help you Monday through Friday from 10:00 a.m. to 11:00 p.m. Eastern time.

Sovereign’s Capital Flourish Fund

a series of Elevation Series Trust

1700 Broadway, Suite 2100

Denver, Colorado 80290

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees (the “Board”) of Elevation Series Trust (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust and registered with the U.S. Securities and Exchange Commission (the “SEC”), has called a special meeting of Shareholders (the “Meeting”) of Sovereign’s Capital Flourish Fund (the “Fund”), a series of the Trust. The Meeting will be held telephonically on November 20, 2026, at 11:00 am Mountain time. At the Meeting, Shareholders will be asked to consider and vote on the following proposals affecting the Fund, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Vident Asset Management (“Vident”), the proposed investment adviser to the Fund
2.	To approve the Trust’s Rule 12b-1 Distribution and Service Plan for the Fund (the “12b-1 Plan”). The 12b-1 Plan would authorize the Fund to pay Paralel Distributors LLC an annual fee of up to 0.25% of average daily net assets for distribution and shareholder services.

The date of the first mailing of this Proxy Statement will be on or about [October 8], 2026. Only Shareholders of record at the close of business on [October 1], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special

the Meeting to be Held on November 20, 2026:

This Proxy Statement is available at https://proxyvotinginfo.com/p/SOVF2026. You may also request a copy by telephone at +1 (888) 856-4280. For a free copy of the Fund’s most recent annual and/or semi-annual report, call toll-free at +1 (800) 465-1403 or write to:

Elevation Series Trust

c/o Paralel Technologies LLC

1700 Broadway, Suite 2100

Denver, Colorado 80290

SUMMARY OF PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

Vident Asset Management

Background

The primary purpose of this proposal is to approve Vident Asset Management (“Vident”) as the new investment adviser to Sovereign’s Capital Flourish Fund (the “Fund”), a series of Elevation Series Trust (the “Trust”). To effect this change, the Board of Trustees of the Trust (the “Board”) is requesting that Shareholders approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Vident (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not result in any increase in the fees paid by the Fund. The terms of the New Advisory Agreement are identical in all material respects to the Fund’s current investment advisory agreement with Sovereign’s Capital Management, LLC (“Sovereign’s” or the “Current Adviser”) (the “Current Advisory Agreement”), except for the name of the adviser, the effective date, and the term. The New Advisory Agreement will become effective with respect to the Fund on the date that Shareholders approve the New Advisory Agreement.

On December 1, 2026, Sovereign’s is expected to transfer its public equities business and certain employees to Vident (the “Transaction”). As a result of the Transaction, Matt Monson, the portfolio manager responsible for portfolio management and investment-related activities of the Fund, will join Vident as an employee and continue to serve as the portfolio manager, overseeing the day-to-day operations of the Fund as he did prior to the Transaction. Nearly all of the personnel servicing the Fund following the closing of the Transaction (the “Closing”) are expected to be the same individuals as prior to the Transaction. No changes to the advisory fee are being proposed as part of the Transaction. There will be no substantial changes to the Fund’s investment processes as a result of the Transaction. The composition of the Board will not change as a result of the New Advisory Agreement, and the Board will continue to oversee decisions regarding the Fund’s independent accountants, custodian, administrator, distributor, and transfer agent. No changes are being proposed to these existing service providers.

At a meeting held on September 15-16, 2026 (the “Board Meeting”), in anticipation of the completion of the Transaction, the Board approved the New Advisory Agreement and an interim investment advisory agreement between the Trust, on behalf of the Fund, and Vident (the “Interim Advisory Agreement”). The New Advisory Agreement will not become effective with respect to the Fund until approved by the affirmative vote of a majority of the outstanding voting securities of the Fund in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). The Current Adviser will continue to manage the Fund pursuant to the Current Advisory Agreement until the Closing. Upon the Closing, if Shareholders have approved the New Advisory Agreement, it will become effective immediately. If the Closing occurs before Shareholders approve the New Advisory Agreement, the Interim Advisory Agreement will become effective and will remain in effect for up to 150 days from the date of the Closing or until the New Advisory Agreement is approved by the Fund’s Shareholders, whichever occurs first.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors considered by the Board, and the conclusions with respect thereto, that form the basis for the Board’s recommendation that Shareholders approve the New Advisory Agreement.

Information Concerning the Adviser

Vident is a Delaware limited liability company with its offices located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. Vident is an investment adviser registered with the U.S. Securities and Exchange Commission. Vident is also a commodity trading advisor registered with the U.S. Commodity Futures Trading Commission and a member of the National Futures Association.

Vident provides asset management and advisory/sub-advisory services to sponsors of index and active investment strategies across domestic equity, international equity, fixed income, derivatives, and commodities, and its extensive experience with a variety of ETF sponsors has made ETF management its specialty. Vident serves as adviser or sub-adviser to ETFs, UCITS/UCITS ETFs, collective investment trusts, mutual funds, and separately managed accounts. As of [ ], 2026, Vident had approximately $[ ] billion in assets under management and provides advisory or sub-advisory services to [ ] other ETFs.

Vident is indirectly and ultimately owned by Casey Crawford through intervening holding companies (MM VAM LLC and Vident Capital Holdings, LLC). The nature of the parent entities’ business is holding companies. Casey Crawford also controls Sovereign’s through his majority ownership of MM SCM AM, LLC, the majority owner of Sovereign’s Capital Holdings, LLC.

The Investment Advisory Agreement

The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of commencement, term and renewal. Under the terms of both the Current Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee from the Fund equal to 0.75% of the Fund’s average daily net assets. For such compensation, the Adviser, at its expense, furnishes a continuing investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions and such policies as the Board may determine. The scope of services provided by the Adviser under the New Advisory Agreement will be substantially similar to those provided under the Current Advisory Agreement. Under the Current Advisory Agreement, the fees paid to the Adviser for the fiscal year ended July 31, 2025, were $673,866 and the fees paid to the Adviser for the year ended July 31, 2026, were $770,629.

As adviser to the Fund, subject to the Board's oversight, the Adviser supervises the performance of administrative and professional services provided by others. The Adviser also ensures compliance with the Fund’s investment policies and guidelines. The Current Advisory Agreement, dated October 3, 2023, was initially approved by the Board at a meeting held on July 20, 2023, and the Fund’s then sole Shareholder on September 27, 2023. The Current Advisory Agreement was most recently renewed by the Board at a meeting held on September 15-16, 2026.

The Current Advisory Agreement and New Advisory Agreement provide that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties.

The New Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter with respect to the Fund, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund in accordance with the 1940 Act. The New Advisory Agreement will automatically terminate on its assignment (as such term is used for purposes of the 1940 Act) and is terminable upon notice by Vident or the Board upon sixty days' notice.

The form of New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Interim Advisory Agreement

In the event that the closing of the Transaction and the termination of the Fund’s Current Advisory Agreement occurs before Shareholder approval of the New Advisory Agreement for the Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the Independent Trustees) to approve and enter into the Interim Advisory Agreement pursuant to which Vident would serve as an interim adviser to the Fund for up to 150 days, or such longer period as may be permitted pursuant to applicable law, following the termination of the Current Advisory Agreement. At a meeting held on September 15-16, 2026, the Board approved the Interim Advisory Agreement for the Fund, which would only take effect if the closing of the Transaction occurs before the Fund’s Shareholders approve the New Advisory Agreement.

Evaluation by the Board of Trustees

At a meeting of the Board on September 15-16, 2026, the Board, including all of the Independent Trustees, met to consider the approval of the Interim Advisory Agreement and New Advisory Agreement between the Trust, on behalf of the Fund, and Vident.

In advance of the September 15-16, 2026, meeting, the Board requested and received materials to assist them in considering the Interim Advisory Agreement and New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Interim Advisory Agreement and New Advisory Agreement, a memorandum prepared by Trust counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Advisory Agreement and New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included materials relating to Vident (including a memorandum from Vident describing the Transaction, Vident’s Form ADV, select financial information of Vident, biographic information regarding Vident’s key personnel, and investment advisory personnel, and comparative fee, expense and performance information relating to the Fund) and other pertinent information. The Board also engaged in conversations directly with representatives of Vident at the meeting discussing, among other things, the terms, conditions, and expected timing of the Transaction and the reasons that Vident and Sovereign’s were undergoing the Transaction. Based on their evaluation of the information provided by Vident, in conjunction with information provided by the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Advisory Agreement and New Advisory Agreement with respect to the Fund. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Interim Advisory Agreement and New Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Interim Advisory Agreement and New Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent, and Quality of Services. [The Trustees considered the scope of services Vident proposed to provide to the Fund under the Interim Advisory Agreement and New Advisory Agreement, noting that Vident would provide the same services currently provided by Sovereign’s under the Current Advisory Agreement, in addition to those Vident currently provides as sub-adviser to the Fund. The Board reviewed the backgrounds of key investment personnel who would service the Fund, noting that most personnel would remain the same following the Transaction. The Board acknowledged the depth and experience of Vident’s management of other registered funds. The Board noted that Vident represented it had no material regulatory, compliance, or litigation issues over the past 36 months. The Board considered the impact of the Transaction on services currently provided to the Fund, noting that Vident had the capabilities to provide additional resources, operational capabilities, distribution channels, and investment expertise that would be expected to enhance the extent and quality of such services. The Trustees agreed that they could expect Vident to provide satisfactory services to the Fund and its Shareholders under the Interim Advisory Agreement and New Advisory Agreement.]

Performance. [The Board reviewed the Fund’s performance relative to peer funds included in a report from FUSE, an independent third-party data provider (the “FUSE report”). The Board noted the Fund had underperformed its benchmark over the one-year and since inception periods and outperformed its benchmark over the three-month period. The Board further noted that the Fund underperformed its peer group across all periods. The Board reviewed the primary contributors and detractors to the Fund’s performance, acknowledging that underperformance was generally attributed to stock selection decisions and underweighting certain industries relative to the benchmark, particularly semiconductors, which experienced significant gains during the period. The Board agreed that, despite the recent underperformance, the Fund had been managed consistent with its investment objective, and that Vident could be expected to provide reasonable returns to the Fund and its Shareholders ]

Fees and Expenses. [The Board considered that the Interim Advisory Agreement and New Advisory Agreement were identical in all material respects to the Current Advisory Agreement except for the name of the investment adviser, the date of commencement, and the term. The Board also noted differences in the duration of the Interim Advisory Agreement and provisions related to the escrow of investment advisory fees earned by Vident during the interim period. The Board reviewed the management fee payable for the Fund under the Interim Advisory Agreement and New Advisory Agreement, noting that it was proposed as a “unitary fee” under which Vident would pay all expenses of the Fund except for the management fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, and extraordinary expenses. Accordingly, the Board agreed that a comparison of the Fund’s unitary management fee to the peer funds’ total expense ratio in the FUSE report was appropriate.

The Board observed that the Fund's management fee was higher than the median and average of the peer group in the FUSE report. The Board noted that the higher fee was attributed to the Fund’s differentiated investment approach emphasizing positive inclusion-based screening rather than solely negative screening, which required a more research-intensive process. The Board considered that Vident would be supporting the same research process and providing additional resources. The Board concluded that the proposed unitary management fee for the Fund was not unreasonable.]

Economies of Scale and Profitability. [The Board evaluated the compensation and benefits to be received by Vident from its relationship with the Fund and reviewed an analysis of Vident’s projected profitability with respect to the work to be completed for the Fund. In their discussion, the Board considered the range of what might reasonably be believed to be a fair entrepreneurial profit. Overall, the Board concluded that the profit estimates represented a fair entrepreneurial profit. The Board also noted that economies of scale had not yet been reached and agreed that, should assets of the Fund grow and create opportunities for breakpoints in the future, it would revisit this issue at that time.]

Conclusion. [The Trustees, including a majority of the Independent Trustees, concluded, based on their consideration of the foregoing and their evaluation of all of the information reviewed by the Trustees, that approval of the Interim Advisory Agreement and New Advisory Agreement was in the best interests of the Fund and its Shareholders.]

Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the Interim Advisory Agreement and New Advisory Agreement and voted to recommend the New Advisory Agreement to Shareholders for approval. Accordingly, the Board unanimously recommends that Shareholders of the Fund vote “FOR” the approval of the New Advisory Agreement.

SUMMARY OF PROPOSAL 2

APPROVAL OF A RULE 12b-1 DISTRIBUTION AND SERVICE PLAN

Overview

Shareholders of the Fund are being asked to approve a Rule 12b-1 Distribution and Service Plan (the “12b-1 Plan” or the “Plan”) for the Fund. The Board, including a majority of the Independent Trustees, has approved the 12b-1 Plan and has determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its Shareholders. The 12b-1 Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). If approved by Shareholders, the 12b-1 Plan will permit the Fund to compensate Paralel Distributors LLC (the “Distributor”) for distribution and shareholder services.

Description of the 12b-1 Plan

The following is a summary of the material terms of the 12b-1 Plan. This summary is qualified in its entirety by reference to the text of the 12b-1 Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Fees Under the Plan

Under the 12b-1 Plan, the Fund will pay fees that collectively will not exceed, on an annualized basis, 0.25% of the Fund’s average daily net assets for purposes permitted by Rule 12b-1. Such fees may include payments made on the following basis:

(a) Distributor Services. Payments for: (A) acting as agent of the Fund with respect to the sale of Shares in Creation Unit aggregations; (B) generating and transmitting confirmations of purchases of Creation Unit aggregations of Shares and delivering copies of the Fund's Prospectus and Statement of Additional Information in connection with purchases thereof; (C) clearing and filing all advertising, sales and marketing and promotional materials of the Trust with the Financial Industry Regulatory Authority (“FINRA”); (D) maintaining access to telephonic, facsimile or direct computer communications links with The Depository Trust Company and the applicable Fund's custodian, administrator and transfer agent; and (E) such other services and obligations as set forth in the Distribution Agreement.

(b) Distribution and Shareholder Services. The remainder of the fees, not to exceed, on an annualized basis, 0.25% of the average daily net assets of the Fund, shall be used to pay for any activities primarily intended to result in the sale of Shares or for the provision of investor and shareholder services to holders of Shares, including:

(i) Investor Services Fees. Payments to registered broker-dealers, banks and other persons (each, an “Investor Services Organization” or “ISO”) of investor and shareholder services fees, computed daily and payable quarterly, as compensation for broker-dealer, investor and shareholder support, account maintenance and educational and promotional services relating to the Shares. No ISO shall be entitled to receive Investor Services Fees of more than 0.10% of average daily net assets per annum of the Fund attributable to the Shares subject to such agreement.

(ii) Promotional and Marketing Activities. Payments for promotional and marketing activities related to the sale of Shares, including payment for the printing and distribution costs of the Fund's Prospectus and Statement of Additional Information (except for costs incurred directly in connection with those required to be sent to existing Shareholders) and the production and distribution of advertisements and other promotional, sales and marketing materials.

(c) Expense Allocation. Distribution-related expenses incurred under the 12b-1 Plan in payment of certain expenses of marketing or promotional activities shall not be used to pay for reimbursement of similar expenses with respect to any other Fund of the Trust. The aggregate amount payable to the Distributor for distribution-related expenses by all Funds shall be allocated among the Funds pro rata in accordance with the average daily net assets of each Fund.

Related Agreements

All agreements related to the 12b-1 Plan (including the Distribution Agreement and each Investor Services Agreement) shall be in writing and shall provide: (A) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, on not more than 60 days' written notice to any other party to the agreement, and (B) that such agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

Effective Date and Term

The 12b-1 Plan will become effective with respect to the Fund upon: (i) execution of an appendix adopting the 12b-1 Plan; and (ii) the first issuance of shares of the Fund. The 12b-1 Plan may be activated, and distribution expenses may begin to accrue, with respect to the Fund upon the authorization of (i) a majority of the Trustees of the Trust and (ii) a majority of the Independent Trustees, in each case at a meeting of the Trustees or by unanimous written consent in lieu of a meeting. The 12b-1 Plan shall, unless terminated, remain in effect for one year from its effective date and shall continue thereafter, provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan.

Amendment

The 12b-1 Plan may be amended at any time by the Board, provided that: (a) any amendment to increase materially the amount to be spent for the services described above shall be effective only upon approval by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and (b) any material amendment of the Plan shall be effective only upon approval by a vote of both a majority of the Board and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

Termination

The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Board Considerations

The Board, including the Independent Trustees, considered a number of factors in determining to approve the 12b-1 Plan and to recommend that Shareholders approve the Plan, including:

The Board considered that adoption of the 12b-1 Plan would enable the Fund to compensate the Distributor and Investor Services Organizations for distribution-related services and shareholder servicing that may benefit the Fund by facilitating the distribution of the Fund’s shares in the marketplace, supporting the trading of the Fund’s shares in the secondary market, and providing ongoing shareholder services.

The Board considered that the maximum 12b-1 fee of 0.25% of average daily net assets of the Fund is reasonable and consistent with fees charged by comparable exchange-traded funds.

The Board considered that the 12b-1 Plan includes appropriate safeguards, including the requirement for annual Board approval, the ability of the Independent Trustees or a majority of the outstanding voting securities to terminate the Plan at any time without penalty, and automatic termination upon assignment of any related agreement.

Based on these and other considerations, the Board, including the Independent Trustees, concluded that the 12b-1 Plan is in the best interests of the Fund and its Shareholders.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Elevation Series Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 1700 Broadway, Suite 2100, Denver, Colorado, 80290. The Board oversees the business activities of the Fund. Like other series of the Trust, the Fund retains various firms to perform specialized services. Sovereign’s currently serves as the Fund’s investment adviser.

Paralel Distributors LLC, located at 1700 Broadway, Suite 2100, Denver, Colorado, 80290, serves as principal underwriter and distributor of the Fund. Paralel Technologies LLC provides the Fund with fund accounting and administrative services. State Street Bank & Trust Company serves as the Fund’s transfer agent.

The most recent annual report of the Fund, including audited financial statements for the fiscal year ended July 31, 2026 has been filed on EDGAR and the tailored shareholder report has been mailed previously to Shareholders. If you have not received this report or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) +1 (800) 465-1403 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each Shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement and for approval of the 12b-1 Plan; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting at the Meeting.

VOTING INFORMATION

As of the Record Date, there were shares of beneficial interest of the Fund issued and outstanding as follows:

Fund Name	Shares Outstanding
Sovereign’s Capital Flourish Fund	[ ]

All Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the proposals. Each Shareholder is entitled to one (1) vote per share held.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of each proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of either proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, no Trustees or officers of the Trust or other Shareholders were the beneficial owners of more than 5% of the outstanding shares of the Fund as of the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that beneficially owns more than 5% of the outstanding shares of the Fund.

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table lists each DTC participant that owned of record 5% or more of the outstanding shares of the Fund as of the Record Date:

Sovereign’s Capital Flourish Fund
Name and Address	Shares	Percentage
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%
[ ]	[ ]	[ ]%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the Shareholders for approval. As of the Record Date, the Trustees and officers of the Trust, as a group, owned 0% of the outstanding shares of the Fund. As a result, the Trustees and officers, as a group, are not deemed to control the Fund.

As of the Record Date, the Trustees and their respective immediate family members did not beneficially own, or own of record, any securities in the Adviser or any of its parents, subsidiaries, or affiliates.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year unless certain specified shareholder actions, such as the election of Trustees or the approval of a new advisory agreement, are required to be taken under applicable state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in the Trust’s proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Shareholders should be aware that annual meetings of Shareholders are not required so long as there is no particular requirement under the 1940 Act that must be met by convening such a meeting. Any shareholder proposal should be sent to Bradley Swenson, President, Elevation Series Trust, 1700 Broadway, Suite 2100, Denver, Colorado 80290.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged Sodali Fund Solutions (“Sodali”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to Sodali are approximately between $37,000 and $52,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, and the proxy card, and any additional materials relating to the Meeting, as well as the cost of soliciting proxies, will be borne by Vident. In addition to solicitation by mail, the Trust will request banks, brokers, and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees, and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth in this Proxy Statement. If any other matters properly come before the Meeting of which the Trust did not have notice a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a Shareholder at the Meeting will not automatically revoke such Shareholder’s proxy. However, a Shareholder may revoke a proxy at any time prior to its exercise by: (i) filing a written notice of revocation with the Fund; (ii) delivering a duly executed proxy bearing a later date to the Fund, c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290; (iii) calling +1 (800) 465-1403; or (iv) attending the Meeting and voting at that time. All valid, unrevoked proxies will be voted at the Meeting.

PROXY DELIVERY

If you and another Shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other Shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at +1 (800) 465-1403, or write the Fund at 1700 Broadway, Suite 2100, Denver, Colorado, 80290.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Between

ELEVATION SERIES TRUST

and

VIDENT ADVISORY, LLC

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made effective as of this [] day of [MONTH], [YEAR] by and between ELEVATION SERIES TRUST (the “Trust”), a Delaware statutory trust, and VIDENT ADVISORY, LLC (d/b/a Vident Asset Management), a Delaware limited liability company with its principal place of business at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 (the “Adviser”).

WITNESSETH

WHEREAS, the Trust is an investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each series of the Trust set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”);

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1.	Investment Description; Appointment

a.  Investment Description. Each Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus and statement of additional information (the “Prospectus”) relating to such Fund filed with the SEC as part of the Trust's Registration Statement on Form N-1A, as it may be periodically amended or supplemented and in accordance with exemptive orders and no-action letters issued to the Trust by the SEC and its staff.

b.  Appointment of Adviser. The Trust, on behalf of each Fund, hereby appoints the Adviser to act as the investment adviser of each Fund and to furnish, or arrange for its affiliates or Sub-Advisers to furnish, the investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust (the “Board” or the “Trustees”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Funds in any way or otherwise be deemed agents of the Funds.

2.	Duties of the Adviser

a.  Subject to the supervision, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund's assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities and other financial instruments; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser's management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds' agent and attorney-in-fact); (vi) employ professional portfolio managers and analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund's investment objective(s) and policies. The Adviser will in general take such action as is appropriate to effectively manage each Fund's investment practices.

b.  The Adviser shall provide office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser generally shall monitor each Fund's compliance with its investment policies and restrictions as set forth in filings made by the Trust, with respect to such Fund, under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of each Fund as it shall determine to be desirable.

c.  The Adviser will maintain and preserve the records specified in Section 18 of this Agreement and any other records related to each Fund's transactions as are required under any applicable federal securities law or regulation, including: the 1940 Act, the CEA, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

d.  The Adviser will comply with procedures of the Board (“Board Procedures”) provided to the Adviser by the Trust. The Adviser will notify the Trust as soon as reasonably practicable upon detection of any material breach of such Board Procedures with respect to any Fund.

e.  The Adviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Trust, and will institute procedures reasonably designed to prevent any “Access Person” (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Adviser represents that it will maintain policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees, a copy of which it will provide to the Trust upon any reasonable request.

f.  The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “1933 Act”), the Exchange Act, the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, and any exemptive relief therefrom, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Prospectus, as amended or supplemented, of the Fund(s), and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

g.  The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund's securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for each Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund's Sub-Adviser(s).

3.	Sub-Advisers.

In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC or CFTC staff no-action or interpretive letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities (a “Sub-Adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more Sub-Advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement in connection with the performance of the Adviser’s duties hereunder. Any such Sub-Adviser shall be registered and in good standing with the SEC and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Board and, except as otherwise permitted by the 1940 Act or by rule, regulation or order of the SEC, a vote of the majority of the outstanding voting securities of the applicable Fund.

4.	Information and Reports

a.  The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request. Additionally, upon the request of the Board, the Adviser will provide the Board, or cause any Sub-Adviser to provide the Board, with reports regarding the management of the Funds during the most recently completed quarter, including certifications that each Fund is in compliance with its respective investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, if applicable, and other information in such form as may be mutually agreed upon by the Adviser and the Trust. The Adviser also will certify quarterly to the Trust that it and its Advisory Persons have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Adviser has done to seek to ensure such compliance in the future. Annually, the Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, concerning the Adviser's Code of Ethics and compliance program, respectively, to the Trust. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting any Fund, the Adviser will permit representatives of the Trust to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC or CFTC staff no-action or interpretive letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities (a “Sub-Adviser”) at the Adviser's own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more Sub-Advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement in connection with the performance of the Adviser's duties hereunder. Any such Sub-Adviser shall be registered and in good standing with the SEC and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Board and, except as otherwise permitted by the 1940 Act or by rule, regulation or order of the SEC, a vote of the majority of the outstanding voting securities of the applicable Fund.

b.  The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Fund(s) required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Fund(s) in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto. The Adviser will promptly inform the Trust if any information it has provided to the Trust to be included in a Fund's Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser's knowledge is (or will become) inaccurate or incomplete.

c.  The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and the Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, the Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating each Fund's net asset value in accordance with procedures and methods established by the Board.

d.  The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of a Fund's or the Adviser's policies, guidelines or procedures. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust's disclosure controls and procedures adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund's certification obligations under the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

5.	Adviser’s Duties Regarding Fund Transactions

a.  Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers, dealers or other persons that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds' agent to give instructions to the Funds' custodian as to deliveries of securities or other investments and payments of cash for the Funds' account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund's current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 5.

b.  Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund's current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Funds and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

c.  Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

d. Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

6.	Compensation.

The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

7.	Allocation and Charges of Expenses.

During the term of this Agreement, the Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay, or require a Sub-Adviser to pay, all expenses incurred by the Trust and each Fund (except for advisory fees and sub-advisory fees, as the case may be) pursuant to this Agreement, excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses. Any such expenses of a Fund may be offset against any fees otherwise due to the Adviser under this Agreement.

8.	Services to Other Companies and Accounts.

The Trust understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies or to commodity pools, including any offshore entities or private accounts. The Funds have no objection to the Adviser and its affiliates so acting. The Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Funds and understand that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities, commodities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and such activities are not otherwise prohibited by applicable law.

9.	Affiliated Brokers.

The Adviser or any of its affiliates may act as broker or agent in connection with the purchase or sale of securities, commodities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund's current Prospectus or SAI; (ii) the provisions of the 1940 Act, CEA and the Advisers Act, as applicable; (iii) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (iv) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Funds for these services in addition to the Adviser's fees for services under this Agreement.

10.	Custody.

Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

11.	Term of Agreement; Termination of Agreement; Amendment of Agreement

a.  Term. This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the commencement of the Adviser's management of the Fund. With respect to a Fund, this Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph or otherwise set forth in Schedule A, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

b.  Termination. This Agreement may be terminated, without penalty, with respect to any Fund (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days' written notice to the Adviser, and (ii) by the Adviser upon sixty (60) days' written notice to the Trust in respect of the Fund. This Agreement also will terminate automatically in the event of its assignment.

c.  Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement's approval or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund unless such shareholder approval would not be required under applicable interpretations by the staff of the SEC. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom, of a majority of the Board who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party.

12.	Representations and Covenants of the Trust.

The Trust represents and covenants to the Adviser as follows:

a.  The Trust is a trust that is validly existing and in good standing under the laws of the State of Delaware. Each Fund is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or any Fund. The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and each Fund's shares are (or will be prior to commencing operations with respect to any Additional Funds) registered under the 1933 Act and under any applicable state securities laws.

b.  The execution, delivery and performance by the Trust, on behalf of the Funds, of this Agreement are within the Trust's powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust or any Fund.

13.	Representations and Covenants of the Adviser.

The Adviser represents and covenants to the Trust as follows:

a.  It is duly organized and validly existing under the laws of the state of its organization or incorporation with the power to own and possess its assets and carry on its business as this business is now being conducted.

b. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

c.  It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

d.  It will maintain registration with the SEC as an investment adviser under the Advisers Act and will promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

e.  It has provided the Trust with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Trust.

f.  It will carry out its responsibilities under this Agreement subject to (i) federal and state law, including securities laws, governing its provision of advisory services under this Agreement; (ii) each Fund's investment objective, policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; (iii) the applicable exemptive orders or no-action letters issued by the SEC or the CFTC or their respective staff governing the Funds, as such orders or letters may be amended from time to time; (iv) the provisions of the governing documents of the Trust, as such documents are amended from time to time; and (v) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Trust, on behalf of the Funds, will promptly notify the Adviser in writing of changes to (ii), (iii), (iv) or (v) above.

g.  It will treat confidentially and as proprietary information of the Funds all records and other information relative to the Funds, and the Funds' prior, current or potential Shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by each Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds.

h.  It is not the subject of any proceeding, investigation or inquiry brought by the SEC, CFTC, Financial Industry Regulatory Authority (“FINRA”) (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

i.  It maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies with respect to providing advisory services to the Funds. Furthermore, the Adviser shall upon reasonable request provide the Trust with information it may reasonably require concerning the amount of or scope of such insurance.

j.  It shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards with a goal of safeguarding each Fund's confidential information and the non-public information of Fund Shareholders. The Adviser shall promptly notify the Trust upon the Adviser's discovery of any material violations or breaches of such policies and procedures.

k.  None of it, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Trust upon its discovery of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

l.  It will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association.

m.  It agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program when implemented in accordance with Rule 22e-4 under the 1940 Act.

14.	Indemnification and Limitation of Liability

a.   The Adviser shall indemnify and hold harmless the Trust and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) thereof (collectively, the “Trust Indemnitees”) against any and all losses, claims, damages, liabilities or litigation to the extent that a Trust Indemnitee incurs actual losses, damages, or liabilities (including reasonable legal and other expenses) by reason of or arising out of the Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. The Adviser shall have no responsibility or liability for the accuracy or completeness of sections of the Trust's registration statement under the 1940 Act or the 1933 Act that directly relate to Items 11-13, 17-18, 22-30, and 32-35 of Form N-1A, except for information provided by the Adviser for inclusion therein.

b. The Trust agrees to indemnify and hold harmless the Adviser and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) thereof (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation to the extent that an Adviser Indemnitee incurs actual losses, damages, or liabilities (including reasonable legal and other expenses) by reason of or arising out of the Trust's willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement, provided that any such indemnification by the Trust shall be no greater than that permitted by the Trust's Declaration of Trust or other organizational documents.

c. Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its Shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust, any Fund or its Shareholders to which it might otherwise be subject directly arising from or based upon the Adviser's own willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

d. Notwithstanding anything to the contrary contained herein, no party to this Agreement nor its affiliates or its affiliated persons shall be responsible or liable for its failure to perform under this Agreement or for any losses to a Fund's assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting a Fund's assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

e. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

The provisions of this Section shall survive the termination of this Agreement.

15.	No Liability for Other Funds.

This Agreement is made by the Trust, on behalf of its Funds, pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or Shareholders of the Funds individually, but bind only the property of that Fund and no other Funds of the Trust.

16.	Cooperation with Regulatory Authorities or Other Actions.

The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, the Trust's chief compliance officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to each Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

17.	Anti-Money Laundering Compliance.

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust's Anti-Money Laundering Policy and the AML Laws, to the extent the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust, the Trust's administrator, sub-administrator and/or the Trust's anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18.	Records

a.  Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Funds' investments that are required to be maintained by the Funds pursuant to the 1940 Act with respect to the Adviser's responsibilities under this Agreement (the “Funds' Books and Records”).

b.  Ownership of Records. The Adviser agrees that the Funds' Books and Records are the Trust's property and further agrees to provide them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds' Books and Records at its own cost. Upon request of the Trust, the Funds' Books and Records will be made available as soon as reasonably practicable, or as otherwise mutually agreed by the Trust and the Adviser, to the Funds' accountants or auditors during regular business hours at the Adviser's offices or another designated location as mutually agreed by the Trust and the Adviser. The Trust or its authorized representatives will have the right to copy any records in the Adviser's possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with federal law and/or regulations. In the event of the termination of this Agreement, the Funds' Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to comply with federal securities laws governing the provision of advisory services to the Funds, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request as soon as reasonably practicable or as otherwise mutually agreed by the Trust and the Adviser.

19.	Use of “Vident” Name.

The Adviser has consented to the use by the Trust of the name or identifying words “Vident Asset Management” in the name of certain Fund(s). Such consent is conditioned upon the employment of the Adviser or an affiliate of the Adviser as the investment adviser to the Fund. The Adviser may require the Trust to cease using “Vident Asset Management” in the name of a Fund if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Fund.

20.	Survival.

All representations and warranties made by the Adviser and the Trust, on behalf of the Funds, in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing promptly upon becoming aware that any of the foregoing representations and warranties are no longer true.

21.	Governing Law.

This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Trust and the Adviser consent to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

22.	Severability.

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

23.	Definitions.

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares. The term “including” means “including without limitation.”

24.	Notice.

Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Trust authorizes the Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Vident Advisory, LLC Attn: [ ] 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 Email: [redacted]
To the Trust at:	Elevation Series Trust Re: Sovereign’s Capital Flourish Fund 1700 Broadway, Suite 2100 Denver, Colorado 80290 Attention: General Counsel, Secretary Email: [redacted]

25.	Counterparts.

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ELEVATION SERIES TRUST

on behalf of the series listed on Schedule A

By:
Name:	Bradley Swenson
Title:	President

VIDENT ADVISORY, LLC

By:
Name:
Title:

Signature Page to Investment Advisory Agreement

SCHEDULE A
to the

INVESTMENT ADVISORY AGREEMENT

with
VIDENT ADVISORY, LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily and paid monthly, at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate	Effective Date
Sovereign’s Capital Flourish Fund	0.75%	[ ]

APPENDIX B

ELEVATION SERIES TRUST

Rule 12b-1 Distribution and Service Plan

1.             The Trust. Elevation Series Trust (the “Trust”) is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a series trust (each such series is referred to herein as a “Fund”).

2.             The Plan. The Trust desires to adopt a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to the shares of beneficial interest (“Shares”) of each Fund, and the Board of Trustees of the Trust (the “Board of Trustees”) has determined that there is a reasonable likelihood that adoption of this Distribution and Service Plan (the “Plan”) will benefit the Funds listed on Appendix A (each “Designated Fund”) and their holders of Shares. Accordingly, each Designated Fund hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions (capitalized terms not otherwise defined herein have the meanings assigned thereto in the Funds’ registration statement under the 1940 Act and under the Securities Act of 1933, as amended, as such registration statement is amended by any amendments thereto at the time in effect).

3.             The Distributor. The Trust has entered into a written Distribution Agreement with Paralel Distributors LLC (the “Distributor”), pursuant to which the Distributor will act as the exclusive distributor with respect to the creation and distribution of Creation Unit size aggregations of Shares as described in the Funds’ registration statement (“Creation Units”) of each Designated Fund.

4.             Payments. The Designated Fund will pay fees, in the amounts and on the terms set forth below, or as may hereafter be determined by the Board of Trustees, that collectively will not exceed, on an annualized basis, 0.25% of the Designated Fund’s average daily net assets for purposes permitted by Rule 12b-l. Such fees may include payments made on the following basis:

(a)	for (A) acting as agent of the Designated Fund with respect to the sale of Shares in “Creation Unit” size aggregations as set forth in the Funds’ registration statement referred to above, (B) generating and transmitting confirmations of purchases of Creation Unit aggregations of Shares and delivering copies of the Funds’ Prospectus and/or Statement of Additional Information included in the registration statement in connection with purchases thereof and to prospective purchases; (C) clearing and filing all advertising, sales and marketing and promotional materials of the Trust with the Financial Industry Regulatory Authority; (D) maintaining access to telephonic, facsimile or direct computer communications links with The Depository Trust Company and the applicable Fund’s custodian, administrator and transfer agent; and (E) such other services and obligations as are set forth in the Distribution Agreement;

(b)	the remainder of the fees, not to exceed, on an annualized basis, 0.25% of the average daily net assets of the Designated Fund, paid or payable by the Designated Fund to the Distributor, shall be used, subject to the provision of this Plan, to pay for any activities primarily intended to result in the sale of Shares of the Designated Fund in Creation Unit aggregations or secondary market trading or for the provision of investor and shareholder services to holders of Shares, including, but not limited to:

(i)	payments to registered broker-dealers, banks and/or other persons (each, an “Investor Services Organization” or “ISO”) of investor and shareholder services fees (“Investor Services Fees”), to be computed daily and payable quarterly, in each case pursuant to a separate agreement with the Distributor, in substantially the forms approved by the Board of Trustees and attached as exhibits hereto (each an “Investor Services Agreement”), as compensation for broker-dealer, investor and shareholder support, account maintenance and educational and promotional services relating to the Shares (which may include compensation and sales incentives to the registered brokers or other sales personnel of an ISO under an Investor Services Agreement and facilitation through broker-dealers and other persons of communications with beneficial owners of Shares), which shall be provided by the respective ISO pursuant to such agreement with respect to all Funds subject thereto. Such compensation to any ISO shall be in an amount as set forth in the individual Investor Services Agreement, provided that, no ISO shall be entitled to receive Investor Services Fees of more than .10% of average daily net assets per annum of the Designated Fund attributable to the Shares subject to such Agreement;

(ii)	paying the Distributor, or another party or parties pursuant to arrangements with the Distributor, to the extent of any amounts remaining under this Plan after payment of the fees provided for pursuant to subparagraphs (a), (b) and (b)(i) hereof, not to exceed, on an annualized basis, .25% of the Designated Fund’s average daily net assets together with all other amounts to be paid hereunder, for promotional and marketing activities related to the sale of Shares of the Designated Fund in Creation Unit aggregations or in secondary market trading, including, but not limited to, payment for (A) the printing and distribution costs of the Funds’ Prospectus and Statement of Additional Information, except for such printing and distribution costs as are incurred by the Designated Fund directly in connection with Prospectuses and/or Statements of Additional Information required to be sent to existing shareholders; and (B) the production and distribution of advertisements and other promotional, sales and marketing materials relating to the sale of Shares of the Designated Fund (other than as provided above).

(c)	Distribution-related expenses incurred in any one year to the Distributor under paragraph (b)(ii) above in payment of certain expenses of marketing or promotional activities of the Designated Fund shall not be used to pay for reimbursement of similar expenses with respect to any other Fund. The aggregate amount payable to the Distributor for distribution-related expenses by all Funds shall be allocated among the Funds pro rata in accordance with the average daily net assets of each Fund, and reimbursement of expenses for such activities and services attributable to the Funds as a whole shall be allocated to each Fund according to the method adopted by the Board of Trustees. The Distributor’s allocation of fees and other expenditures hereunder shall be subject to the annual review of the Board of Trustees.

Any agreement between the Trust and the Distributor or the Distributor and any other party referred to above shall be approved by the Board of Trustees as a related agreement under this Plan. All agreements related to this Plan (including the Distribution Agreement and each Investor Services Agreement) shall be in writing and shall provide: (A) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees (as defined in subparagraph (e) below) or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Designated Fund, on not more than 60 days’ written notice to any other party to the agreement, and (B) that such agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investor Services Agreement shall require the ISO to provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in paragraph 9 hereof. For purposes thereof, each Investor Services Agreement shall provide that the ISO claiming Investor Services Fees under this Plan must represent in writing in connection with the reports and information to be provided to the Distributor: (i) that it has been engaged in the requisite activities enumerated in subparagraph (b)(i) of this Plan and the respective Investor Services Agreement, and (ii) that the positions reported as representing its holdings of Shares at each of the three month ends in any quarterly period hereunder are true, accurate and complete.

(d)	Distribution expenses incurred in any one year in excess of 0.25% of each Designated Fund’s average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan (the “Independent Trustees”).

5.             Effective Date. This Plan shall become effective with respect to each Designated Fund listed on Appendix A (which may be amended) upon: (i) execution of an appendix adopting this Plan; and (ii) the first issuance of shares of the Designated Fund. This Plan may be activated, and Distribution Expenses may begin to accrue, with respect to a Designated Fund upon the authorization of (i) a majority of the Trustees of the Trust and (ii) a majority of the Independent Trustees, in each case at a meeting of the Trustees or by unanimous written consent in lieu of a meeting.

6.             Term. This Plan shall, unless terminated as hereinafter provided, remain in effect with respect to the Designated Fund for one year from its effective date and shall continue thereafter, provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

7.             Amendment. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the amount to be spent for the services provided for in paragraph 4 hereof shall be effective only upon approval by a vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Designated Fund, and (b) any material amendment of this Plan shall be effective only upon approval by a vote of both a majority of the Board of Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

8.             Termination. This Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Designated Fund. In the event of termination or non-continuance of this Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

9.             Assignment. This Plan will not be terminated by an assignment; however, an assignment will terminate any agreement under the plan involving any such assignment.

10.           Reports. While this Plan is in effect, the Distributor shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

11.           Records. The Trust shall preserve copies of this Plan, each agreement related hereto and each report referred to in paragraph 10 hereof for a period of at least six years from the date of the Plan, agreement and report, the first two years in an easily accessible place.

12.           Independent Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act).

13.           Severability. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

Plan adopted: [  ], 2026

ELEVATION SERIES TRUST PO Box 211230, Eagan, MN 55121-9984	VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvote.com 3. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 1-800-454-8683 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided

↓ Please detach at perforation before mailing. ↓

SOVEREIGN’S CAPITAL FLOURISH FUND

a Series of Elevation Series Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 20, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned Shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Nicholas Austin and Anne Berg, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held telephonically at 11:00 a.m. Mountain Time (together with any postponements or adjournments).

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO EACH PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SOVF-100486

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 20, 2026

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/SOVF2026

To ensure privacy, there is no personal information required to view or request materials and/or vote. The control number listed below is a unique identifier created for the proxy only. It is not linked to your account number, nor can it be used in any other manner other than this proxy.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.

If no specification is made, this proxy shall be voted “FOR” the proposal.

The Board of Trustees has voted in favor of the proposal and recommends that you vote “FOR” the proposal.

Please refer to the Proxy Statement for further discussion of the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between Elevation Series Trust (the “Trust”), on behalf of Sovereign’s Capital Flourish Fund (the “Fund”), and Vident Asset Management (“Vident”), the proposed investment adviser to the Fund.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	To approve the Rule 12b-1 Distribution and Service Plan (the “12b-1 Plan”) for the Fund.	☐	☐	☐

Transact such other business as may properly come before the Meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.

SOVF-100486